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                                                                    Exhibit 24.1
                                                                    ------------

                               POWER OF ATTORNEY

  KNOWN ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Ted H. McCourtney his or her true and lawful attorney-in-fact and agent, acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Schedule 13G, and all amendments thereto, with all exhibits thereto, and all documents in connection therewith, with respect to the beneficial ownership by the undersigned of the equity securities of 3Dfx Interactive, Inc., and to file the same, with the Securities and Exchange Commission and any other person, granting unto the attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

February 13, 1998

                         /s/ Mark W. Bailey
                         -----------------
                             Mark W. Bailey

                         /s/ Anthony B. Evnin
                         -------------------
                             Anthony B. Evnin

                         /s/ David R. Hathaway
                         --------------------
                             David R. Hathaway

                         /s/ Patrick F. Latterell
                         -----------------------
                             Patrick F. Latterell

                         /s/ Ted H. McCourtney
                         --------------------
                             Ted H. McCourtney

                         /s/ Ray A. Rothrock
                         ------------------
                             Ray A. Rothrock

                         /s/ Kimberley A. Rummelsburg
                         ---------------------------
                             Kimberley A. Rummelsburg

                         /s/ Anthony Sun
                         --------------
                             Anthony Sun


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